UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2007

BANK OF FLORIDA CORPORATION
(Exact name of registrant as specified in its charter)

Florida	333-74997	59-3535315
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1185 Immokalee Road, Naples, Florida	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (239) 254-2100

____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On May 22, 2007, Bank of Florida Corporation issued a press release regarding Investor Presentations to be made at the 2007 SunTrust Robinson Humphrey Financial Services Conference and the 2007 American Community Bankers Investor Relations Conference. Both conferences are scheduled for May 23-24, 2007.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are being furnished with this Report:

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF FLORIDA CORPORATION

Date: May 22, 2007	/s/ Tracy L. Keegan
Tracy L. Keegan
Executive Vice President and Chief Financial Officer